UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2008
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
As previously announced, IntercontinentalExchange, Inc. (“ICE”) will hold a conference call today at 9:00 a.m., Eastern Time, to review financial and guidance impacts relating to ICE’s acquisition of Creditex Group Inc., which closed on August 29, 2008. A copy of the presentation that will be used during the conference call is attached to this Current Report on Form 8-K as Exhibit 99.1. The presentation and additional details regarding the conference call are also available on ICE’s website.
The information contained herein, including the attached presentation, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

	99.1	Presentation entitled “Serving Dealers in Global Credit Markets - IntercontinentalExchange and Creditex Group Financial Review and Guidance Update” dated September 12, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Scott A. Hill
Scott A. Hill
Senior Vice President, Chief Financial Officer

Date: September 12, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation entitled “Serving Dealers in Global Credit Markets - IntercontinentalExchange and Creditex Group Financial Review and Guidance Update” dated September 12, 2008.

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